UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2004

Wachovia Commercial Mortgage Securities, Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of February 10, 2002, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-68246 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1, which was made on April 12, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.01 of the Pooling and Servicing Agreement for the distribution on April 12, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: April 13, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Thomas Helms 714.238.6738
thomas.helms@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Delinquent Loan Detail
Loan Level Detail
Specially Serviced (Part I) ~ Loan Detail
Page 2-5

Page 9-10

Page 14-18

Specially Serviced Loan Detail (Part II) ~ Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB02C1
FUNB02C1_200404_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Feb-02
12-Mar-02
12-Feb-34
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: Wachovia Bank, National Association
Underwriter: Deutsche Banc Alex. Brown/ABN AMRO Incorporated
Master Servicer: Wachovia Bank, National Association
Special Servicer: Allied Capital Corporation
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516508%
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
REMIC II
Revised Date:
ABN AMRO Acct: 720397.3
890.120097667
4.151182081
0.000000000
885.968915586
4.142767269
Fixed
0.00
0.00
0.000000000
5.58500000%
0.000000000
33736XFS3
A-1
131,057,000.00
116,656,469.64
544,041.47
0.00
116,112,428.17
542,938.65
1000.000000000
0.000000000
0.000000000
1000.000000000
5.117499994
Fixed
0.00
0.00
0.000000000
6.14100000%
0.000000000
33736XFT1
A-2
430,663,000.00
430,663,000.00
0.00
0.00
430,663,000.00
2,203,917.90
980.227871842
0.000000000
0.000000000
979.480895335
0.494970005
0.498223062%
0.00
0.00
0.000000000
0.60594482%
0.000000000
N
33736XFX2
IO-I
728,324,739.00
713,924,208.92
0.00
0.00
713,380,167.45
360,498.90
1000.000000000
0.000000000
0.000000000
1000.000000000
1.003766745
0.992091026%
0.00
0.00
0.000000000
1.20452010%
0.000000000
N
33736XFY0
IO-II
444,320,000.00
444,320,000.00
0.00
0.00
444,320,000.00
445,993.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.266666540
Fixed
0.00
0.00
0.000000000
6.32000000%
0.000000000
33736XFU8
B
26,402,000.00
26,402,000.00
0.00
0.00
26,402,000.00
139,050.53
1000.000000000
0.000000000
0.000000000
1000.000000000
5.424166718
Fixed
0.00
0.00
0.000000000
6.50900000%
0.000000000
33736XFV6
C
32,774,000.00
32,774,000.00
0.00
0.00
32,774,000.00
177,771.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.518333699
Fixed
0.00
0.00
0.000000000
6.62200000%
0.000000000
33736XFW4
D
9,104,000.00
9,104,000.00
0.00
0.00
9,104,000.00
50,238.91
1000.000000000
0.000000000
0.000000000
1000.000000000
5.723332927
6.868000000%
0.00
0.00
0.000000000
6.86800000%
0.000000000
33736XFZ7
E
8,194,000.00
8,194,000.00
0.00
0.00
8,194,000.00
46,896.99
1000.000000000
0.000000000
0.000000000
1000.000000000
5.805000000
6.966000000%
0.00
0.00
0.000000000
6.96600000%
0.000000000
33736XGA1
F
12,746,000.00
12,746,000.00
0.00
0.00
12,746,000.00
73,990.53
1000.000000000
0.000000000
0.000000000
1000.000000000
6.200222688
7.197800925%
0.00
0.00
0.000000000
7.44026708%
0.000000000
33736XGB9
G
10,014,000.00
10,014,000.00
0.00
0.00
10,014,000.00
62,089.03
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500172
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGC7
H
14,567,000.00
14,567,000.00
0.00
0.00
14,567,000.00
72,434.41
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500343
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGD5
J
14,566,000.00
14,566,000.00
0.00
0.00
14,566,000.00
72,429.44
1000.000000000
0.000000000
0.000000000
1000.000000000
4.972500458
Fixed
0.00
0.00
0.000000000
5.96700000%
0.000000000
33736XGE3
K
5,463,000.00
5,463,000.00
0.00
0.00
5,463,000.00
27,164.77
1000.000000000
0.000000000
0.000000000
1000.000000000
9.159141340
Fixed
0.00
22,867.43
4.186640425
5.96700000%
0.000000000
33736XGF0
L
5,462,000.00
5,462,000.00
0.00
0.00
5,462,000.00
50,027.23
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
Fixed
0.00
)
(36,214.72
)
(4.972500343
5.96700000%
0.000000000
33736XGG8
M
7,283,000.00
7,283,000.00
0.00
0.00
7,283,000.00
0.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
Fixed
0.00
)
(18,109.85
)
(4.972501373
5.96700000%
0.000000000
33736XGH6
N
3,642,000.00
3,642,000.00
0.00
0.00
3,642,000.00
0.00
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516508%
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
REMIC II
Revised Date:
ABN AMRO Acct: 720397.3
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
Fixed
0.00
)
(81,488.03
)
(4.972499782
5.96700000%
0.000000000
33736XGJ2
O
16,387,739.28
16,387,739.28
0.00
0.00
16,387,739.28
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH279
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH278
R-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(112,945.17
728,324,739.28
713,924,208.92
4,869,484.04
Total
713,380,167.45
544,041.47
0.00
4,325,442.57
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516508%
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Grantor Trust
Revised Date:
ABN AMRO Acct: 720397.3
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSH280
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.516508%
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union Commercial Mortgage Securities, Inc.
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Companion Tier
Revised Date:
ABN AMRO Acct: 720397.3
844.145344511
6.637003656
0.000000000
837.508340854
5.305383091
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2954
75-B
699,553.63
590,524.94
4,642.94
0.00
585,882.00
3,711.40
845.867761029
6.576094331
0.000000000
839.291666698
5.498304606
7.546900000%
0.00
0.00
0.000000000
7.54861290%
0.000000000
9ABSH2962
96-B
318,958.32
269,796.56
2,097.50
0.00
267,699.06
1,753.73
844.145323357
6.637018019
0.000000000
837.508305338
5.305389225
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2970
97-B
317,145.44
267,716.84
2,104.90
0.00
265,611.94
1,682.58
844.145424445
6.636993382
0.000000000
837.508431063
5.305396708
7.296900000%
0.00
0.00
0.000000000
7.29861290%
0.000000000
9ABSH2988
106-B
295,855.35
249,744.94
1,963.59
0.00
247,781.35
1,569.63
Total P&I Payment
0.00
0.00
1,631,512.74
1,377,783.28
19,526.27
Total
1,366,974.35
10,808.93
0.00
8,717.34
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,857,242.23
0.00
0.00
Less ASER Interest Adv Reduction
)
(8,288.79
Less Other Adjustment
0.00
Total
4,426,283.87
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(3,659.11
0.00
)
(59,355.88
)
(2.91
)
(63,017.90
4,336,007.77
)
(1,847.86
0.00
0.00
0.00
)
(1,847.86
477,671.40
77,179.00
554,850.40
0.00
0.00
0.00
0.00
0.00
0.00
554,850.40
4,890,858.17
4,889,010.31
715,301,992.19
110
554,850.40
0.00
0
0.00
0.00
0
0.00
0
714,747,141.79
110
271,379.17
1,116,961.32
77,179.00
569,041.64
329,282.84
1,553,714.61
27,006.36
0.00
0.00
4,518.46
31,524.81
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(27,258.20
4,334,159.91
Interest Not Advanced (
Current Period
)
)
(41,386.61
618,717.04
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(132,288.34
)
(19,275.33
0.00
0.00
0.00

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Interest Adjustments Summary
Revised Date:
0.00
0.00
3,659.11
0.00
Net Prepayment Interest Shortfalls Allocated to the Bonds
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
1,268.53
58,087.35
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
2.91
8,288.79
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
41,386.61
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
251.85
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
112,945.15
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
0.00
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(112,945.15
)
(112,945.15
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
75-A
31
16,436.23
16,436.23
16,436.23
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
75-B
31
3,711.40
3,711.40
3,711.40
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
96-A
31
10,248.63
10,248.63
10,248.63
0.00
NA
NA
Act/360
7.548612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
96-B
31
1,753.73
1,753.73
1,753.73
0.00
NA
NA
Act/360
7.548612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
97-A
31
8,854.02
8,854.02
8,854.02
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
97-B
31
1,682.58
1,682.58
1,682.58
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
106-A
31
5,796.19
5,796.19
5,796.19
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
106-B
31
1,569.63
1,569.63
1,569.63
0.00
NA
NA
Act/360
7.298612903%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
542,938.65
542,938.65
542,938.65
0.00
82.01%
83.72%
30/360
5.585000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
2,203,917.90
2,203,917.90
2,203,917.90
0.00
22.88%
23.35%
30/360
6.141000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
360,498.90
360,498.90
360,498.90
0.00
NA
NA
30/360
0.605944822%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
445,993.64
445,993.64
445,993.64
0.00
NA
NA
30/360
1.204520102%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
139,050.53
139,050.53
139,050.53
0.00
19.25%
19.65%
30/360
6.320000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
177,771.64
177,771.64
177,771.64
0.00
14.75%
15.06%
30/360
6.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
50,238.91
50,238.91
50,238.91
0.00
13.50%
13.78%
30/360
6.622000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
46,896.99
46,896.99
46,896.99
0.00
12.38%
12.63%
30/360
6.868000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,990.53
73,990.53
73,990.53
0.00
10.63%
10.85%
30/360
6.966000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
62,089.03
62,089.03
62,089.03
0.00
9.25%
9.44%
30/360
7.440267080%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
72,434.41
72,434.41
72,434.41
0.00
7.25%
7.40%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
72,429.44
72,429.44
72,429.44
0.00
5.25%
5.36%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
27,164.77
27,164.77
27,164.77
0.00
4.50%
4.59%
30/360
5.967000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
27,159.80
56,887.33
50,027.23
6,860.09
3.75%
3.83%
30/360
5.967000000%
22,867.44
29,727.53
0.00
0.00
0.00
0.00
0.00
0.00
M
30
36,214.72
144,858.88
0.00
144,858.88
2.75%
2.81%
30/360
5.967000000%
)
(36,214.72
108,644.16
0.00
0.00
0.00
0.00
0.00
0.00
N
30
18,109.85
72,439.40
0.00
72,439.40
2.25%
2.30%
30/360
5.967000000%
)
(18,109.85
54,329.55
0.00
0.00
0.00
0.00
0.00
0.00
O
30
81,488.03
511,760.42
0.00
511,760.42
0.00%
0.00%
30/360
5.967000000%
)
(81,488.03
430,272.39
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,488,440.15
5,111,413.78
4,375,494.98
735,918.79
)
(112,945.16
622,973.63
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
75-B
9ABSH2954
NR
NR
NR
96-B
9ABSH2962
NR
NR
NR
97-B
9ABSH2970
NR
NR
NR
106-B
9ABSH2988
NR
NR
NR
R-I
9ABSH278
A-1
33736XFS3
NR
Aaa
AAA
A-2
33736XFT1
NR
Aaa
AAA
IO-I
33736XFX2
NR
Aaa
AAA
IO-II
33736XFY0
NR
Aaa
AAA
B
33736XFU8
NR
Aa2
AA
C
33736XFV6
NR
A2
A
D
33736XFW4
NR
A3
A-
E
33736XFZ7
NR
Baa1
BBB+
F
33736XGA1
NR
Baa2
BBB
G
33736XGB9
NR
Baa3
BBB-
H
33736XGC7
NR
Ba1
BB+
J
33736XGD5
NR
Ba2
BB
K
33736XGE3
NR
Ba3
BB-
L
33736XGF0
NR
B1
B+
M
33736XGG8
NR
B2
B
N
33736XGH6
NR
B3
B-
O
33736XGJ2
NR
NR
NR

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
R-II
9ABSH279
Z
9ABSH280
NR
NR
NR

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 720397.3
0.91%
0.38%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.85%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.46%
12-Apr-04
1
2,685,642
0
0
2
6,044,293
1
4,902,967
0
0
5
17,556,004
0
0
0.00%
0.00%
0.91%
0.62%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.46%
12-Mar-04
0
0
1
4,406,784
2
6,044,293
1
4,906,258
0
0
5
17,563,773
0
0
1.82%
1.16%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
4.55%
2.45%
12-Feb-04
2
8,341,580
0
0
2
6,044,293
1
4,911,556
0
0
5
17,576,266
0
0
0.91%
0.62%
0.00%
0.00%
1
0.91%
3,932,728
0.55%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
3.64%
2.08%
12-Jan-04
1
4,414,318
0
0
2
6,044,293
1
4,914,792
0
0
4
14,891,812
0
0
0.00%
0.00%
0.91%
0.55%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
3.64%
2.08%
12-Dec-03
0
0
1
3,935,362
2
6,044,293
1
4,918,007
0
0
4
14,897,662
0
0
0.91%
0.55%
0.00%
0.00%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Nov-03
1
3,938,782
0
0
2
6,056,611
1
4,922,218
0
0
3
10,978,829
0
0
0.00%
0.00%
0.91%
0.55%
0
0.00%
0
0.00%
1.82%
0.84%
0.91%
0.69%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
14-Oct-03
0
0
1
3,941,379
2
6,067,508
1
4,925,386
0
0
3
10,992,895
0
0
0.91%
0.55%
0.00%
0.00%
1
0.91%
4,929,551
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Sep-03
1
3,944,762
0
0
2
6,079,673
0
0
0
0
3
11,009,224
0
0
0.91%
0.55%
0.00%
0.00%
1
0.91%
4,932,672
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Aug-03
1
3,947,321
0
0
2
6,090,412
0
0
0
0
3
11,023,085
0
0
0.00%
0.00%
0.91%
0.55%
1
0.91%
4,935,773
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
14-Jul-03
0
0
1
3,949,863
2
6,101,078
0
0
0
0
3
11,036,852
0
0
0.91%
0.55%
0.00%
0.00%
1
0.91%
4,939,874
0.69%
1.82%
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-Jun-03
1
3,953,195
0
0
2
6,113,021
0
0
0
0
3
11,052,895
0
0
0.91%
0.55%
0.00%
0.00%
3
2.73%
11,066,461
1.53%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.53%
12-May-03
1
3,955,700
0
0
0
0
0
0
0
0
3
11,066,461
0
0
0.00%
0.00%
0.00%
0.00%
3
2.73%
11,082,311
1.54%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.54%
14-Apr-03
0
0
0
0
0
0
0
0
0
0
3
11,082,311
0
0
0.00%
0.00%
0.91%
0.69%
2
1.82%
6,145,684
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.54%
12-Mar-03
0
0
1
4,949,995
0
0
0
0
0
0
3
11,095,679
0
0
0.00%
0.00%
0.91%
0.69%
2
1.82%
6,160,051
0.85%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.73%
1.54%
12-Feb-03
0
0
1
4,956,054
0
0
0
0
0
0
3
11,116,105
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Series 2002-C1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 720397.3
Commercial Mortgage Pass-Through Certificates
12-Apr-04
110
100.00%
714,747,142
98.14%
0.00%
0.00%
1
0.91%
1,642,376
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.52%
7.46%
0
0
0
0
12-Mar-04
110
100.00%
715,301,992
98.21%
0.00%
0.00%
1
0.91%
1,642,376
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.27%
7.22%
0
0
0
0
12-Feb-04
110
100.00%
716,130,491
98.33%
0.00%
0.00%
1
0.91%
1,618,449
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.27%
7.22%
0
0
0
0
12-Jan-04
110
100.00%
716,676,719
98.40%
0.00%
0.00%
1
0.91%
1,593,235
0.22%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.52%
7.46%
0
0
0
0
12-Dec-03
110
100.00%
717,212,906
98.47%
0.00%
0.00%
3
2.73%
4,286,216
0.60%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
326
7.27%
7.22%
0
0
0
0
12-Nov-03
110
100.00%
717,895,437
98.57%
0.00%
0.00%
3
2.73%
4,163,972
0.58%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
327
7.52%
7.46%
0
0
0
0
14-Oct-03
110
100.00%
718,422,536
98.64%
0.00%
0.00%
3
2.73%
3,978,270
0.55%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
328
7.27%
7.22%
0
0
0
0
12-Sep-03
110
100.00%
719,081,705
98.73%
0.00%
0.00%
3
2.73%
3,693,021
0.51%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
329
7.52%
7.46%
0
0
0
0
12-Aug-03
110
100.00%
719,601,384
98.80%
0.00%
0.00%
3
2.73%
3,644,464
0.51%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
330
7.52%
7.46%
0
0
0
0
14-Jul-03
110
100.00%
720,117,811
98.87%
0.00%
0.00%
2
1.82%
2,006,181
0.28%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
331
7.27%
7.22%
0
0
0
0
12-Jun-03
110
100.00%
720,766,716
98.96%
0.00%
0.00%
2
1.82%
1,738,516
0.24%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
332
7.52%
7.46%
0
0
0
0
12-May-03
110
100.00%
721,275,854
99.03%
0.00%
0.00%
2
1.82%
1,596,102
0.22%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
333
7.27%
7.22%
0
0
0
0
14-Apr-03
110
100.00%
721,917,746
99.12%
0.00%
0.00%
2
1.82%
1,531,213
0.21%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
334
7.52%
7.46%
0
0
0
0
12-Mar-03
110
100.00%
722,419,684
99.19%
0.00%
0.00%
2
1.82%
1,457,485
0.20%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
335
7.27%
7.22%
0
0
0
0
12-Feb-03
110
100.00%
723,327,155
99.31%
0.00%
0.00%
2
1.82%
1,420,066
0.20%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
336
7.27%
7.22%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Mar-04
109,511.84
109,511.84
0.00
A
10
1-Mar-04
73,100.18
73,100.18
0.00
A
18
1-Mar-04
71,087.45
71,087.45
0.00
A
24
1-Mar-04
48,930.71
48,930.71
0.00
A
37
1-Mar-04
45,507.06
45,507.06
0.00
A
39
1-Mar-04
44,075.79
44,075.79
0.00
A
40
1-Mar-04
34,488.55
34,488.55
0.00
A
47
1-Feb-03
24,178.06
399,292.94
0.00
24-Jan-03
25-Aug-03
9
49
1-Mar-04
31,738.69
31,738.69
0.00
A
52
1-Mar-04
27,463.44
27,463.44
0.00
1-Dec-03
A
59
1-Mar-04
25,781.06
25,781.06
0.00
A
60
1-May-02
0.00
508,007.36
0.00
19-Aug-02
29-Jan-03
7
61
1-Mar-04
31,408.53
31,408.53
0.00
A
62
1-Feb-04
19,513.40
39,026.69
0.00
11-Feb-04
1
74
1-Jun-02
0.00
302,519.70
0.00
23-Aug-02
29-Jan-03
7
80
1-Mar-04
14,925.89
14,925.89
0.00
A
81
1-Mar-04
13,885.74
13,885.74
0.00
A
84
1-Mar-04
13,989.04
13,989.04
0.00
A
86
1-Mar-04
7,767.87
7,767.87
0.00
A
104
1-Mar-04
6,645.87
6,645.87
0.00
A
105
643,999.14
1,849,154.35
Total
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
CA
6.90000%
1-Jan-12
FUNB02CA
Retail
1.43
34,225,986
230,510
1
31-Dec-03
CA
7.58000%
1-Feb-12
FUNB02CA
Retail
1.78
27,093,675
194,497
2
31-Dec-03
NY
7.25000%
1-Feb-12
FUNB02CA
Office
1.56
25,485,885
177,366
3
31-Dec-03
XX
7.56000%
1-Jan-12
FUNB02CA
Self storage
1.49
24,994,112
191,556
4
31-Dec-03
CA
7.25000%
1-Dec-09
FUNB02CA
Mixed use
1.65
19,849,584
138,141
5
31-Dec-02
MI
7.08000%
1-Jul-11
FUNB02CA
Retail
2.31
20,000,000
121,933
6
31-Dec-03
AZ
6.82000%
1-Nov-11
FUNB02CA
Multifamily
1.35
18,925,668
124,119
7
31-Dec-03
FL
6.81000%
1-Dec-11
FUNB02CA
Retail
2.06
18,068,425
120,729
8
31-Dec-02
VA
6.98000%
1-Jan-12
FUNB02CA
Multifamily
1.32
16,508,353
112,043
9
31-Dec-02
IN
7.25000%
1-Jan-12
FUNB02CA
Retail
1.28
15,819,703
110,171
A
10
31-Dec-03
FL
6.92000%
1-Aug-10
FUNB02CA
Multifamily
1.21
15,630,918
107,174
11
31-Dec-03
NY
7.25000%
1-Jan-12
FUNB02CA
Office
1.46
15,672,771
109,148
12
31-Dec-03
NY
7.35000%
1-Dec-11
FUNB02CA
Office
1.51
15,571,596
109,547
13
31-Dec-03
PA
7.61000%
1-Sep-11
FUNB02CA
Multifamily
1.35
13,988,167
101,067
14
31-Dec-03
FL
7.61000%
1-Jan-11
FUNB02CA
Lodging
0.76
13,425,279
103,837
15
31-Dec-02
MI
7.04900%
1-Nov-11
FUNB02CA
Multifamily
1.46
12,133,366
83,040
16
31-Dec-02
NY
7.60000%
1-Feb-12
FUNB02CA
Retail
1.43
10,774,589
77,492
17
31-Dec-02
IL
7.10000%
1-Feb-12
FUNB02CA
Retail
1.28
10,720,239
73,547
A
18
31-Dec-02
MN
7.34000%
1-Feb-12
FUNB02CA
Office
1.30
10,723,110
75,265
19
31-Dec-02
FL
7.44000%
1-Nov-11
FUNB02CA
Mobile home park
1.19
9,841,367
70,206
20
31-Dec-02
VA
7.15000%
1-Dec-11
FUNB02CA
Retail
1.33
9,677,179
66,460
21
31-Dec-02
NV
7.11000%
1-Feb-12
FUNB02CA
Multifamily
0.98
9,600,073
65,925
22
31-Dec-02
FL
7.25000%
1-Sep-10
FUNB02CA
Multifamily
1.28
9,562,015
67,535
23
31-Dec-03
MA
7.41000%
1-Feb-12
FUNB02CA
Industrial
1.69
9,454,051
71,482
A
24
31-Dec-02
MD
7.04000%
1-Feb-09
FUNB02CA
Multifamily
1.28
9,449,409
66,565
25
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-02
NC
7.05300%
1-Jan-12
FUNB02CA
Multifamily
0.96
8,807,602
60,198
26
31-Dec-02
CA
7.39000%
1-Jan-12
FUNB02CA
Office
1.77
8,723,694
61,561
27
31-Dec-03
TX
7.47000%
1-Jan-12
FUNB02CA
Office
1.34
8,628,854
61,350
28
31-Dec-03
PA
8.00000%
1-May-11
FUNB02CA
Retail
1.53
8,602,996
64,571
29
31-Dec-02
FL
7.40000%
1-Jan-12
FUNB02CA
Mixed use
1.36
8,106,549
57,260
30
31-Dec-03
NV
7.10000%
1-Nov-11
FUNB02CA
Retail
1.58
7,817,462
53,763
31
31-Dec-03
CA
7.39000%
1-Sep-11
FUNB02CA
Retail
1.80
7,816,442
55,336
32
31-Dec-03
NY
7.11000%
1-Jan-12
FUNB02CA
Mobile home park
1.63
7,801,735
54,587
33
31-Dec-03
TX
7.25000%
1-Nov-11
FUNB02CA
Industrial
1.12
7,579,036
52,869
34
31-Dec-03
NC
7.36000%
1-Feb-11
FUNB02CA
Multifamily
0.93
7,406,159
52,614
35
31-Dec-03
VA
8.14000%
1-Sep-11
FUNB02CA
Lodging
2.19
7,258,959
58,584
36
31-Dec-02
CA
7.00000%
1-Dec-11
FUNB02CA
Multifamily
1.51
7,234,505
49,232
A
37
31-Dec-02
CA
7.76000%
1-Jul-11
FUNB02CA
Multifamily
1.33
6,844,238
50,197
38
31-Dec-02
CA
7.12500%
1-Dec-11
FUNB02CA
Industrial
1.56
6,701,055
46,150
A
39
31-Dec-02
CA
7.25000%
1-Dec-09
FUNB02CA
Retail
1.51
6,371,471
44,341
A
40
31-Dec-02
FL
7.00000%
1-Jan-12
FUNB02CA
Multifamily
1.13
6,212,643
42,247
41
31-Dec-02
KS
6.90000%
1-Dec-11
FUNB02CA
Multifamily
1.30
5,569,650
37,540
42
31-Dec-03
VA
7.07000%
1-Feb-12
FUNB02CA
Office
1.65
5,386,798
36,851
43
31-Dec-02
WA
7.15000%
1-Jan-12
FUNB02CA
Multifamily
1.59
5,384,948
37,147
44
31-Dec-02
NC
7.36000%
1-Jan-12
FUNB02CA
Retail
1.41
5,341,293
37,586
45
31-Dec-02
AZ
7.36000%
1-Jul-11
FUNB02CA
Multifamily
0.49
5,219,132
36,896
46
31-Dec-03
NV
7.03000%
1-Dec-11
FUNB02CA
Multifamily
1.46
5,084,486
34,701
A
47
31-Dec-02
NY
6.90000%
1-Dec-08
FUNB02CA
Multifamily
1.27
4,983,371
33,589
48
TN
7.48000%
1-Jan-12
FUNB02CA
Multifamily
0.00
4,902,967
34,893
9
49
22-Dec-03
NV
7.50000%
1-Jan-12
FUNB02CA
Retail
1.39
4,845,059
36,950
50
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-03
AR
7.34000%
1-Jan-12
FUNB02CA
Office
1.66
4,777,317
33,554
51
31-Dec-03
KY
7.00000%
1-Jan-12
FUNB02CA
Multifamily
1.30
4,696,171
31,935
A
52
31-Dec-02
OR
8.30000%
1-Jan-12
FUNB02CA
Lodging
1.80
4,622,224
37,610
53
31-Dec-02
MO
8.30000%
1-Jan-12
FUNB02CA
Lodging
2.51
4,622,224
37,610
54
31-Dec-03
SC
7.24500%
1-Aug-11
FUNB02CA
Multifamily
1.33
4,585,250
32,046
55
31-Dec-02
FL
7.70000%
1-Sep-06
FUNB02CA
Multifamily
1.37
4,403,920
32,083
56
31-Dec-02
CA
7.58000%
1-Jan-12
FUNB02CA
Industrial
1.83
4,292,056
30,831
57
31-Dec-03
VA
7.69000%
1-Feb-12
FUNB02CA
Retail
1.61
3,928,464
28,491
58
FL
7.37500%
1-Feb-12
FUNB02CA
Multifamily
0.00
3,923,102
27,627
A
59
31-Dec-02
KS
6.75000%
1-Dec-11
FUNB02CA
Multifamily
0.81
3,905,447
25,944
A
60
KY
8.00000%
1-Jan-12
FUNB02CA
Multifamily
0.00
3,840,162
0
7
61
31-Dec-03
TN
7.50000%
1-Sep-11
FUNB02CA
Lodging
4.66
3,787,683
31,567
A
62
31-Dec-03
GA
7.10000%
1-Nov-11
FUNB02CA
Retail
1.68
3,830,557
26,344
63
31-Dec-02
CO
7.35000%
1-Feb-12
FUNB02CA
Retail
1.30
3,775,566
26,525
64
31-Dec-03
CO
7.29000%
1-Dec-11
FUNB02CA
Retail
1.25
3,661,679
25,615
65
31-Dec-02
VA
7.12500%
1-Dec-08
FUNB02CA
Multifamily
1.26
3,584,331
24,685
66
31-Dec-03
GA
7.10000%
1-Nov-11
FUNB02CA
Retail
1.67
3,556,945
24,462
67
31-Dec-02
MD
7.25000%
1-Nov-11
FUNB02CA
Office
1.62
3,227,202
22,512
68
31-Dec-03
AZ
7.07000%
1-Nov-11
FUNB02CA
Retail
1.31
3,080,574
21,125
69
31-Dec-02
UT
7.37000%
1-Jan-12
FUNB02CA
Industrial
1.36
3,013,806
21,228
70
31-Dec-03
IL
7.25400%
1-Jan-12
FUNB02CA
Multifamily
1.22
2,964,169
20,651
71
31-Dec-03
CO
7.17300%
1-Feb-12
FUNB02CA
Retail
1.32
2,916,132
20,146
72
31-Dec-02
CO
7.25000%
1-Nov-11
FUNB02CA
Mixed use
0.99
2,787,129
19,442
73
31-Dec-02
TX
7.71000%
1-Jun-11
FUNB02CA
Multifamily
0.96
2,685,642
19,625
1
74
31-Dec-02
MD
7.35000%
10-Dec-11
FUNB02CB
Industrial
1.49
2,612,042
19,697
75
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-02
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.47
2,516,338
17,317
76
31-Dec-03
VA
7.18000%
1-Nov-11
FUNB02CA
Office
1.70
2,419,532
16,767
77
31-Dec-03
CA
7.12500%
1-Dec-11
FUNB02CA
Retail
1.35
2,268,210
18,788
78
31-Dec-02
IL
7.52400%
1-Jan-12
FUNB02CA
Retail
1.23
2,339,191
16,715
79
KY
8.00000%
1-Dec-11
FUNB02CA
Multifamily
0.00
2,204,131
0
7
80
31-Dec-02
IL
7.37000%
1-Jan-12
FUNB02CA
Multifamily
1.27
2,131,716
15,015
A
81
31-Dec-02
NJ
7.29500%
1-Jan-12
FUNB02CA
Mobile home park
0.91
2,106,475
14,732
82
31-Dec-02
FL
7.13000%
1-Feb-12
FUNB02CA
Mobile home park
0.95
2,091,637
14,391
83
31-Dec-03
VA
7.00000%
1-Dec-11
FUNB02CA
Multifamily
1.09
2,053,035
13,971
A
84
31-Dec-03
MS
7.28000%
1-Feb-12
FUNB02CA
Retail
1.56
2,021,991
14,112
85
31-Dec-02
MI
7.25000%
1-Jan-12
FUNB02CA
Multifamily
1.46
2,020,808
14,073
A
86
31-Dec-03
FL
7.55000%
1-Jan-12
FUNB02CA
Retail
1.72
1,962,789
15,030
87
31-Dec-03
NC
7.29000%
1-Dec-11
FUNB02CA
Retail
1.33
1,965,950
13,753
88
31-Dec-03
FL
7.13000%
1-Feb-12
FUNB02CA
Mobile home park
1.43
1,959,379
13,481
89
31-Dec-02
TX
6.90000%
1-Dec-06
FUNB02CA
Multifamily
1.24
1,954,263
13,172
90
31-Dec-02
TX
7.29500%
1-Dec-11
FUNB02CA
Multifamily
0.97
1,817,494
13,643
91
31-Dec-03
AL
7.49000%
1-Jan-12
FUNB02CA
Retail
1.27
1,838,702
13,097
92
31-Dec-03
VA
7.35000%
1-Jan-12
FUNB02CA
Multifamily
1.17
1,764,015
12,402
93
31-Dec-03
NY
7.31000%
1-Dec-11
FUNB02CA
Retail
1.98
1,725,760
12,095
94
31-Dec-03
CA
7.25000%
1-Dec-09
FUNB02CA
Office
1.77
1,627,603
12,143
95
31-Dec-02
IN
7.60000%
10-Dec-11
FUNB02CC
Retail
1.30
1,574,861
12,123
96
31-Dec-02
FL
7.35000%
10-Dec-11
FUNB02CD
Industrial
1.36
1,407,079
10,611
97
31-Dec-02
MN
7.50000%
1-Oct-11
FUNB02CA
Retail
1.92
1,418,863
10,139
98
31-Dec-02
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.32
1,348,561
9,281
99
31-Dec-02
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.54
1,319,245
9,079
100
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
31-Dec-02
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.39
1,270,384
8,743
101
31-Dec-03
AZ
7.50000%
1-May-11
FUNB02CA
Multifamily
1.50
1,169,700
8,391
102
31-Dec-02
IL
7.10700%
1-Nov-11
FUNB02CA
Multifamily
1.49
1,143,346
7,868
103
31-Dec-02
LA
7.12500%
1-Nov-11
FUNB02CA
Multifamily
0.99
1,133,680
7,815
A
104
31-Dec-02
NY
7.05000%
1-Dec-06
FUNB02CA
Multifamily
1.32
977,885
6,687
A
105
31-Dec-02
NY
7.35000%
10-Dec-11
FUNB02CE
Industrial
1.47
921,129
6,946
106
MD
7.35000%
10-Dec-11
FUNB02CF
Industrial
0.00
585,882
8,380
107
IN
7.60000%
10-Dec-11
FUNB02CG
Retail
0.00
267,699
3,863
108
FL
7.35000%
10-Dec-11
FUNB02CH
Industrial
0.00
265,612
3,799
109
NY
7.35000%
10-Dec-11
FUNB02CI
Industrial
0.00
247,781
3,544
110
714,747,142
4,993,690
0
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Revised Date:
Loan
Status
Code(1)
24-Jan-03
4,902,967
93
333
TN
7.48%
1-Jan-12
Multifamily
4,956,054
Not Avail.
Not Avail. Not Avail.
9
49
1-Dec-03
3,923,102
94
334
FL
7.38%
1-Feb-12
Multifamily
3,925,798
Not Avail.
Not Avail. Not Avail.
A
59
19-Aug-02
3,840,162
93
213
KY
8.00%
1-Jan-12
Multifamily
3,972,563
Not Avail.
Not Avail. Not Avail.
7
61
11-Feb-04
2,685,642
86
326
TX
7.71%
1-Jun-11
Multifamily
2,690,341
225,517
0.96 31-Dec-02
1
74
23-Aug-02
2,204,131
92
212
KY
8.00%
1-Dec-11
Multifamily
2,277,212
Not Avail.
Not Avail. Not Avail.
7
80
17,556,004
17,821,968
5
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
REO
Loan transferred to GMAC special servicing effective 12/4/03. Property went from 76% occupancy in 1/01 to 97.6% occupancy in 1/02 and then back down to 66% occupancy as of 6/30/03. Foreclosure occurred on 8/25/03 and the lender was the successful bidder at $3.6 million.
Continental Property Management based in Nashville is now managing the property for the trust. As of 10/14/2003, the property has dropped further down to 61% occupied. Continental estimates occupancy will increase up to 90% over the next 6 months. Property is located in an isolated suburb north of Nashville, TN. Subject amenities include playground and washer and dryer in each unit. Property pays water, sewer, and garbage.
49
Pending Return to Master Servicer
Loan was transferred to SS on 12/1/2003 due to payment default. Chronic late payer. Two months of payments now in suspense. Borrower claims loan is current. Payment history will be checked and matter should be resolved without legal action.
59
Foreclosure
This loan was transferred to SS on 8/19/02 (loan due for 6/02 installment). An 11/02 appraisal indicates an "as is" value of $3.6MM. Ledic as replacement Receiver has vacated and secured the property. Judicial foreclosure has commenced. Commencing with a notice of Breach of Reps
& Warranties sent on 1/30/03 by counsel for SS to Wachovia a series of letters has been sent by counsel for SS and counsel for Wachovia.
Wachovia has continued to deny that breaches have occurred. A fire insurance claim has been denied by the insurer due to lack of occupancy.
A new property condition assessment reports indicates $4 MM in short tern repairs and a new draft appraisal is being reviewed. Foreclosure is expected to be completed first quarter of 2004.
61
Modification
74
Foreclosure
This loan was transferred to SS on 8/19/02 as the Borrower was due for the 7/02 debt service payment. On 8/16/02 the Jefferson Cnty Circuit
Crt entered an Order Appting Receiver on behalf of Plaintiff Jefferson County Health Dept. An 11/02 appraisal indicates an "as is" value of
$2.3MM. Jud forecl has commenced. Ledic has replaced Bill Stout as Receiver and has secured the property with fencing and boarding.
Commencing with a notice of Breach of Reps & Warranties sent on 1/30/03 by counsel for SS to Wachovia a series of letters has been sent by counsel for SS and counsel for Wachovia. Wachovia has continued to deny that breaches have occurred. A new prop condition assessment report indicated $11235000 in immediate and short-term repairs and a new draft appraisal is in review. Foreclosure should be completed by early 2004.
80
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Apr-04
12-Apr-04
12-Mar-04
12-May-04
31-Mar-04
First Union National Bank, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2002-C1
ABN AMRO Acct: 720397.3
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Amort
Remaining Term
Life
ARA
Amount
Current P&I
Advance
Current
Cumulative
8-Mar-04
4,902,967.11
88,392.73
1-Jan-12
93
333
Multifamily
TN
4,110,000.0030-May-03
7.48%
Not Avl.
1,642,376.16
26,399.56
8,288.79
49
4,902,967.11 1,642,376.16
26,399.56
8,288.79
88,392.73
1

13-Apr-2004 - 09:52 (H133-H298) (c) 2004 LaSalle Bank N.A.